Vulcan Announces Redemption of All Outstanding 8.50% Senior Notes Due 2026

Redemption Will Eliminate Vulcan’s 2026 Debt Maturity

Company Estimates $16.9 Million in Cash and Digital Assets Following Redemption Based on Preliminary Unaudited Quarter-End Balances

Predevelopment and Negotiations with Potential AI/HPC Customers Continue at Dresden and Columbus Sites

PITTSFORD, N.Y., October 5, 2026 – Vulcan Infrastructure and Power Inc. (Nasdaq: VIP) (“Vulcan” or the “Company”), a power and infrastructure platform focused on acquiring, developing and operating energized sites that support artificial intelligence (“AI”) and high-performance computing (“HPC”) data centers, today announced the delivery of a notice of redemption to the holders of all of its outstanding 8.50% Senior Notes due 2026 (the “2026 Notes”), pursuant to which all outstanding 2026 Notes are expected to be redeemed on October 13, 2026. The Company also provided an update on its cash and digital assets position.
The redemption price will equal 100% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.
On October 1, 2026, the Company completed its previously announced privately negotiated exchange pursuant to which the Company issued $2,833,358 aggregate principal amount of its 10.00% Senior Notes due 2030 and warrants to purchase up to an aggregate of 1,000,000 shares of the Company’s Class A common stock at an exercise price of $1.87 per share in exchange for $2,793,150 aggregate principal amount of 2026 Notes and accrued and unpaid interest thereon. Following the exchange, $30,345,200 aggregate principal amount of 2026 Notes remains outstanding and is expected to be redeemed in full on October 13, 2026. The Company expects the aggregate amount payable in connection with the redemption to be approximately $30.9 million, consisting of $30,345,200 of principal and approximately $523,000 of accrued and unpaid interest through October 12, 2026.
As of September 30, 2026, the Company had cash and digital assets of approximately $49.2 million, including bitcoin with an estimated fair value of approximately $5.4 million. After giving effect to the anticipated redemption of the 2026 Notes and the payment of approximately $1.4 million of remaining expenses related to the previously announced PIPE transaction, the Company expects to have cash and digital assets of approximately $16.9 million based on preliminary unaudited quarter-end balances. This post-redemption figure does not give effect to operating cash use, other expenses or changes in the value of bitcoin after September 30, 2026.

“The redemption will eliminate our 2026 debt maturity and further strengthen Vulcan’s balance sheet,” said Jordan Kovler, Chief Executive Officer of Vulcan Infrastructure and Power.
“Our primary focus is securing AI/HPC customers for our sites, where we benefit from our existing and secured access to power. We are pleased with our progress to date, including necessary ongoing predevelopment activities,” concluded Mr. Kovler.
About Vulcan Infrastructure and Power Inc.
Vulcan Infrastructure and Power Inc. (Nasdaq: VIP) is a power and infrastructure platform focused on acquiring, developing and operating energized sites that support artificial intelligence and high-performance computing data centers, as well as local electricity grids.
No Offer to Sell or Solicit
This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
Redemption Notice
This press release does not constitute a notice of redemption with respect to the 2026 Notes, nor does it constitute an offer to purchase or redeem, or a solicitation of an offer to sell, the 2026 Notes. The redemption of the 2026 Notes is being effected solely pursuant to the notice of redemption delivered in accordance with the indenture and supplemental indenture governing the 2026 Notes. Holders of 2026 Notes should refer to the notice of redemption for complete terms and conditions of the redemption.
Preliminary Financial Information
The financial information presented in this press release is preliminary and unaudited and remains subject to completion of the Company’s quarter-end closing and review procedures. Actual results and balances as of, and following, the anticipated redemption date may differ materially from these preliminary amounts. The preliminary financial information in this press release has been prepared by, and is the responsibility of, management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information and does not express an opinion or any other form of assurance with respect thereto. This preliminary financial information is not a comprehensive statement of the Company’s financial condition as of September 30, 2026 and should not be viewed as a substitute for the interim financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.
Forward-Looking Statements
This press release includes certain statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Vulcan’s financial or operating results. These forward-looking statements may be identified by terms such as "anticipate," "believe," "continue," "foresee," "expect," "intend," "plan," "may," "will," "would," "could" and "should," and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the expected completion of the redemption of the 2026 Notes, including the timing and aggregate amount of the redemption payment and satisfaction of any conditions to the redemption, the Company’s expected cash and digital assets following the redemption and payment of PIPE-related transaction expenses, the Company’s preliminary, unaudited estimates as of and for the quarter ended September 30, 2026, progress on predevelopment and customer acquisition efforts with respect to the Company’s owned sites, and the Company’s future business plan, business strategy and operations. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the matters and factors described in Part I, Item 1A, "Risk Factors" of Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2025, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the U.S. Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do occur, that the actual results, performance or achievements of Vulcan will not differ materially from the results expressed in or implied by any forward-looking statements. All forward-looking statements speak only as of the date of this press release and, unless otherwise required by U.S. federal securities laws, Vulcan does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Investor Contact
FNK IR
Rob Fink or Joey Delahoussaye
IR@VulcanIP.com
312-809-1087